SECOND AMENDMENT TO AGREEMENT TO ASSIGN LITIGATION PROCEEDS
          -----------------------------------------------------------

      THIS SECOND AMENDMENT TO AGREEMENT ("Second Amendment to Agreement") is made and entered into as of March 13, 1997 between International Fast Food
Corporation, a Florida corporation (the "Company"), International Fast Food Polska a Polish limited liability corporation ("IFFP") and Litigation Funding Inc., a Florida corporation (the "Buyer"). (IFFP and the Company are collectively referred to herein as "The Companies").


      A. The Company, IFFP and the Buyer, as of January 25, 1996, entered into that certain Agreement to Assign Litigation Proceeds (the "Original Agreement"), pursuant to which Buyer agreed to pay up to $500,001 in exchange for the "Assigned Proceeds" (as such term is defined in the Original Agreement).


      B. The Company, IFFP and the Buyer, as of July'3, 1996, entered into that certain Amendment to Agreement to Assign Litigation Proceeds (the "First Amendment"). pursuant to which Buyer agreed to pay additional sums in exchange for a greater amount of the "Assigned Proceeds." (The First Amendment and the Original Agreement are herein collectively referred to as the "Litigation Funding Agreement"). C. On or about September 11, 1996, IFFP assigned ALL of its right, title and interest to the proceeds from the BKC Litigation to the Company.

      D. Concurrently herewith, the BKC Litigation is being settled pursuant to a Settlement Agreement by and amongst the Company, IFFP and Burger King Corporation ("BKC") dated on or about March 11, 1997 (the "Settlement Agreement"). The Settlement Agreement requires the Company to invest in, or loan to, IFFP $3,000,000 of the cash payment made by BKC to IFFC concurrently with the execution thereof (the "Additional Investment").

      E. The Company cannot make the commitment to the Additional without modifying its obligation under the Litigation Funding

      F. The parties hereto believe it is their respective best interests for the Company and IFFP to execute and deliver the Settlement Agreement and to comply with its provisions.

      G. It is the intent of the Companies and Buyer that this Second AMENDMENT to Agreement not be considered a novation of the Litigation Funding

Agreement, which rename m full force and effect The provisions of the Original Agreement and First Amendment shall remain unaffected except as provided in THIS Second Amendment to Agreement.

                              A G R E E M E N T
                              - - - - - - - - -

      NOW, THEREFORE, for and in consideration of the premises and of the mutual agreement hereinafter set forth, the parties hereto agree as follows:

      1. TERMINATION OF ESCROW. The parties hereto agree that the Company shall not be obligated to deliver Proceeds to the Escrow Agent, as contemplated by Section 2(h) of the Original Agreement.

      2. CONSENT BY BUYER. Without waiving its rights to the Assigned Proceeds, as defined in the Litigation Funding Agreement, Buyer hereby agrees to the Additional investment, as contemplated by the Settlement Agreement. Buyer and the Companies agree that, if upon a determination of the value of the
Proceeds: as contemplated by Section 2(f) of the Original Agreement, the Company shall have insufficient funds (other than the funds for the Additional Investment) to pay the Assigned Proceeds in cash, then to the extent the Company's funds are insufficient to pay the Assigned Proceeds in full, Buyer and the Company agrees to negotiate in good faith for the payment of other mutually satisfactory consideration, including but not limited to shares of capital stock in the Company, stock warrants or other stock rights. If within 90 days after the completion of the appraisal contemplated by Section 2(f) of the Original Agreement, the parties are unable to agree to mutually acceptable substitute consideration for the unpaid amount of the. Assigned Proceeds, the Company shall execute and deliver to Buyer a secured promissory note in form and substance reasonably acceptable to Buyer; (a) in the principal sum of the unpaid amount of the Assigned Proceeds; (b) secured by the Security Interest granted under the Original Agreement; (c) with interest accruing at an annual rate equal to Citibank's prime rate, plus 2%, as of the date of the promissory note; (d) all accrued and unpaid interest and the entire principal balance clue no later than June 30, 1997; and (e) acceleration of the entire note upon default or the consummation of the issuance of any additional capital stock or other securities by the Company.

      3.    MISCELLANEOUS

            (a) This Second Amendment to Agreement, together with the First Amendment and the Original Agreement, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and may not be modified or amended except in writing signed by all the parties hereto.

            (b) This Second Amendment to Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile copies of manually executed signature pages shall be deemed originals until the parties hereto have received manually executed signature pages.

            (c) Except as provided otherwise herein capitalized terms shall have the same meaning as in the Original Agreement.

            (d) This Second Amendment to Agreement has been negotiated, and, with the exception of IFFP, signed in Florida and shall be governed by and interpreted in accordance with the laws of The State of Florida. Each of the parties to this Amendment to Agreement hereby irrevocably submits to the jurisdiction of the state or federal courts located m Dado County, Florida in connection with any suit, action or other proceeding arising out of or relating to this Amendment to Agreement and the transactions contemplated hereby, and hereby agree not to assert, by way of motion as a defense, or otherwise in any such suit, action or proceeding that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Amendment to Agreement or the subject matter hereof may not be enforced by such courts. IFFP expressly waives any rights it may have which conflict with the foregoing agreements of IFFP in this paragraph.

    THE COMPANIES AND THE BUYER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS-CLAIMS AND THIRD PARTY CLAIMS) ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT TO AGREEMENT OR THE SECURITY INTEREST. EACH OF THEM HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER NOR THE OTHER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT; IN THE EVENT OF SUCH
LITIGATION, SEEK TO ENFORCE THIS JURY WAIVER PROVISION, EACH OF THEM ACKNOWLEDGES THAT THIS JURY WAIVER HAS BEEN A MATERIAL INDUCEMENT TO THE BUYER TO ENTER INTO THIS AGREEMENT.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Agreement as of the day and year first above written.

                                     BUYER

                                     LITIGATION FUNDING, INC.

Witness /s/ indistinguishable        BY: /s/ Mitchell Rubinson
        -----------------------          ---------------------------------------
Witness /s/ indistinguishable                Mitchell Rubinson, President
        -----------------------

                                     INTERNATIONAL FAST FOOD
                                     CORPORATION

Witness /s/ indistinguishable        BY: /s/ Mitchell Rubinson
        -----------------------          ---------------------------------------
Witness /s/ indistinguishable                Mitchell Rubinson, President
        -----------------------
                                     INTERNATIONAL FAST FOOD POLSKA
                                     SP.ZO.O.

Witness /s/ indistinguishable        BY: /s/ Mitchell Rubinson
        -----------------------          ---------------------------------------
Witness /s/ indistinguishable                Mitchell Rubinson, President
        -----------------------

STATE OF FLORIDA     )
         ------------
                     )
COUNTY OF DADE       )
          -----------
                                       SS:

      The foregoing instrument was acknowledged before me this 13th day of March 1997, by Mitchell Rubinson, as President of Litigation Funding Inc., a Florida corporation, on behalf of the corporation. He personally appeared before me, is PERSONALLY KNOWN to me or produced___________ as identification, and [did] [did not] take an oath.

                                  Notary:  /s/ Jill Friedman
[NOTARIZED]                       Notary Public, State of Florida
                                  My Commission Expires: 9-16-97
                                  Commission Number: CC314651

STATE OF FLORIDA     )
         ------------
                     )
COUNTY OF DADE       )
          -----------
                                       SS:

      The foregoing instrument was acknowledged before me this 13th day of March 1997, by Mitchell Rubinson, as President of International Fast Food Corporation, a Florida corporation, on behalf of the corporation. He personally appeared before me, is PERSONALLY KNOWN to me or produced___________ as identification, and [did] [did not] take an oath.

                                  Notary:  /s/ Jill Friedman
[NOTARIZED]                       Notary Public, State of Florida
                                  My Commission Expires: 9-16-97
                                  Commission Number: CC314651

STATE OF FLORIDA     )
         ------------
                     )
COUNTY OF DADE       )
          -----------
                                       SS:

      The foregoing instrument was acknowledged before me this 13th day of March 1997, by Mitchell Rubinson, as President of International Fast Food Polska, Sp. Zo.o., a Polish corporation, on behalf of the corporation. He personally appeared before me, is PERSONALLY KNOWN to me or produced___________ as identification, and [did] [did not] take an oath.

                                  Notary:  /s/ Jill Friedman
[NOTARIZED]                       Notary Public, State of Florida
                                  My Commission Expires: 9-16-97
                                  Commission Number: CC314651





































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